UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 27, 2023

MultiPlan Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue
New York, New York 10003
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Warrants	MPLN.W	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless the context otherwise requires, “we,” “us,” “our,” “MultiPlan” and the “Company” refer to MultiPlan Corporation, a Delaware corporation, and its consolidated subsidiaries.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain     Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2023, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved certain changes to the Company’s compensation arrangement with Jeff Doctoroff in connection with his promotion from Senior Vice President to Executive Vice President. Mr. Doctoroff retained his previously-held offices of General Counsel and Secretary. The changes to Mr. Doctoroff’s compensation arrangement are set forth in a new offer letter (the “Offer Letter”).

Pursuant to the Offer Letter, Mr. Doctoroff is entitled to:
•effective February 25, 2023, an annual base salary of $405,000, subject to adjustment by the Compensation Committee from time to time;
•effective January 1, 2023, an annual bonus opportunity with a target amount equal to 70% of his annual base salary; and
•in the event of a termination of employment by the Company without “cause” (as defined in the Offer Letter), Mr. Doctoroff shall be entitled to: (i) nine months’ salary continuation; and (ii) payment of, or reimbursement for, COBRA premiums for a period ending on the earlier of 18 months following the termination date and the date he obtains other employment that offers group health benefits.

Mr. Doctoroff’s eligibility to receive equity compensation on an annual basis under the Company’s equity incentive plan did not change.

The description in this Current Report on Form 8-K of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included in this Form 8-K:

Exhibit No.	Description of Exhibit
10.1	Offer Letter dated February 27, 2023, by and between MultiPlan Corporation and Jeffrey Doctoroff.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 3, 2023

                            MultiPlan Corporation

                            By:     /s/ James M. Head
                            Name:    James M. Head
                            Title:    Executive Vice President and Chief Financial Officer